Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2018
Investments in joint ventures and associates [abstract]
Investments in associates and joint ventures

The section presents information on the Barclays Group’s investments in subsidiaries, joint ventures and associates and its interests in structured entities. Detail is also given on securitisation transactions the Barclays Group has entered into and arrangements that are held off-balance sheet.

36 Investments in associates and joint ventures

Accounting for associates and joint ventures

The Barclays Group applies IAS 28 Investments in Associates and IFRS 11 Joint Arrangements. Associates are entities in which the Barclays Group has significant influence, but not control, over the operating and financial policies. Generally the Barclays Group holds more than 20%, but less than 50%, of their voting shares. Joint ventures are arrangements where the Barclays Group has joint control and rights to the net assets of the entity.

The Barclays Group’s investments in associates and joint ventures are initially recorded at cost and increased (or decreased) each year by the Barclays Group’s share of the post acquisition profit/(loss). The Barclays Group ceases to recognise its share of the losses of equity accounted associates when its share of the net assets and amounts due from the entity have been written off in full, unless it has a contractual or constructive obligation to make good its share of the losses. In some cases, investments in these entities may be held at fair value through profit or loss, for example, those held by private equity businesses.

There are no individually significant investments in joint ventures or associates held by Barclays Group.

	2018			2017
	Associates	Joint ventures	Total	Associates	Joint ventures	Total
	£m	£m	£m	£m	£m	£m
Equity accounted	481	281	762	402	316	718
Held at fair value through profit or loss	-	509	509	-	447	447
Total	481	790	1,271	402	763	1,165

Summarised financial information for the Barclays Group’s equity accounted associates and joint ventures is set out below. The amounts shown are the net income of the investees, not just the Barclays Group’s share for the year ended 31 December 2018, with the exception of certain undertakings for which the amounts are based on accounts made up to dates not earlier than three months before the balance sheet date.

	Associates		Joint ventures
	2018	2017	2018	2017
	£m	£m	£m	£m
Profit from continuing operations	173	117	54	77
Other comprehensive income/(expense)	28	-	32	(15)
Total comprehensive income from continuing operations	201	117	86	62

Unrecognised shares of the losses of individually immaterial associates and joint ventures were £nil (2017: £nil).

The Barclays Group’s associates and joint ventures are subject to statutory or contractual requirements such that they cannot make remittances of dividends or make loan repayments to Barclays PLC without agreement from the external parties.

The Barclays Group’s share of commitments and contingencies of its associates and joint ventures comprised unutilised credit facilities provided to customers of £1,715m (2017: £1,712m). In addition, the Barclays Group has made commitments to finance or otherwise provide resources to its joint ventures and associates of £318m (2017: £304m).